                                                                  EXHIBIT 10.35


GUY CARPENTER                                                        COVER NOTE

                                                 No.   01-98-0922


Memorandum of Reinsurance
effected through Guy Carpenter & Company, Inc.
180 Maiden Lane, New York, NY 10038-4993


REINSURED:              SCPIE HOLDINGS, INC.,
---------               AND/OR S.C.P.I.E. INDEMNITY COMPANY,
                        AND/OR AMERICAN HEALTHCARE INDEMNITY COMPANY,
                        AND/OR AMERICAN HEALTHCARE SPECIALTY COMPANY,
                        AND/OR S.C.P.I.E. INSURANCE SERVICES, INC.
                        AND/OR S.C.P.I.E. MANAGEMENT SERVICES, INC.
                        BEVERLY HILLS, CALIFORNIA

TYPE:                   QUOTA SHARE REINSURANCE TREATY
----

BUSINESS                (A)     Directors and Officers Liability of the
COVERED:                        following type(s) of Original Insureds:
-------
                                1.   Physician Groups and/or Clinics
                                2.   Managed Care Organizations.
                                3.   Association of California Hospital
                                     Districts - Program Beta.

                        (B) Errors and Omissions Liability for the following type(s) of Original Insureds:

                                1.   Managed Care Organizations.

TERM:                   January 1, 1998 to December 31, 1998 as respects risks
----                    attaching during the twelve (12) months period.

TERRITORY:              As per the Company's original policies, contracts,
---------               or binders.

EXCLUSIONS:             1.      Insolvency Funds.
----------              2.      Nuclear incident - Liability - Reinsurance.
                        3.      Assumed Reinsurance.
                        4.      As per the Companies original policies.

LIMITS:                 (A)     80% of $5,000,000 ($4,000,000 maximum) per
------                          policy in the aggregate and/or coverage part.

                        (B)     80% of $1,000,000 ($800,000 maximum) per policy
                                in the aggregate and/or coverage part.

PREMIUM:                Original Gross Premiums received by the Reinsured on
-------                 business covered hereunder less Ceding Commission.

CEDING                  Original Acquisition Cost plus 15% not to exceed
COMMISSION:             25% in all.
----------

ACCOUNTS:               Reports within forty five (45) days and settlements
--------                within sixty (60) days of the end of each calendar
                        quarter.

GENERAL                 Loss Adjustment Expenses are within the limit of the
CONDITIONS:             original policies.
----------              Excess of Original Policy Limits Clause.
                        80% Extra Contractual Obligations Clause.
                        Ultimate Net Loss Clause.
                        Net Retained Lines Clause.
                        Notice of Loss Clause.
                        Loss and Unearned Premium Reserve Funding Clause -
                        Including IBNR (See Attached).
                        Special Funding Clause.
                        Confidentiality Clause.
                        Commutation Clause.
                        Federal Excise Tax Clause.
                        Errors and Omissions Clause.
                        Insolvency Clause.
                        Service of Suit Clause.
                        Arbitration Clause.
                        Access to Records Clause.
                        Guy Carpenter & Company, Inc.
                        Intermediary Clause.

REINSURERS
HEREON:                 Hannover Ruckversicherungs AG              50.00%
------                  Through Guy Carpenter & Co., Ltd.
                          London, England
                        Underwriters at Lloyd's

                        Syndicate   Pseudonym   Syndicate No.   Participation
                        ---------   ---------   -------------   -------------
                        Spreckley   SVH              1007         12.302%
                        Mann        DPM               435          7.937%
                        Jago        HJG               205          5.952%
                        Burnhope    SJB              1212          3.968%
                        Keeling     WEH               362          5.952%
                                                                 --------
                                                    Sub Total     36.111%
                                                                 ========

                        CNA International Reinsurance Co. Ltd.     7.937%
                        Zurich Reinsurance (U.K.) Ltd.             5.952%
                                                                 --------
                                                    Sub Total     50.000%

                                                    Total        100.000%
                                                                 ========

This Cover Note is to confirm the terms and conditions which have been negotiated between Guy Carpenter & Company, Incorporated and the participating Reinsurers on your behalf. We request that you review this Cover Note with regard to the specific placement details and subscribing Reinsurers listed herein. In the event that any of these details do not meet with your approval or security of the subscribing Reinsurers does not meet with your requirements, please notify this office immediately. If all is found to be in order please sign and return the enclosed duplicate copy of this Cover Note for completion of our files.



/s/ Donald J. Zuk
-----------------------------
Signature


March 13, 1998
-----------------------------
Date

                                                Guy Carpenter & Company, Inc.


                                                By  /s/ Managing Director
                                                    -------------------------
                                                    Managing Director